ORAGENICS



Corporate Presentation

October 2022
NYSE American: OGEN

Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's beliefs and assumptions and information currently available. The words "believe," "expect," "anticipate," "intend," "estimate," "project" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to, the following: the Company's ability to advance the development of its vaccine candidate and lantibiotics candidate under the timelines and in accord with the milestones it projects; the Company's ability to obtain funding, non-dilutive or otherwise, for the development of the vaccine and lantibiotic product candidates, whether through its own cash on hand, or another alternative source; the regulatory application process, research and development stages, and future clinical data and analysis relating to vaccines and lantibiotics, including any meetings, decisions by regulatory authorities, such as the FDA and investigational review boards, whether favorable or unfavorable; the potential application of our vaccine candidate to variants and other coronaviruses; the Company's ability to obtain, maintain and enforce necessary patent and other intellectual property protection; the nature of competition and development relating to COVID-19 immunization and therapeutic treatments and demand for vaccines and antibiotics; the Company's expectations as to the outcome of preclinical studies, nasal administration, transmission, manufacturing, storage and distribution; other potential adverse impacts due to the global COVID-19 pandemic, such as delays in regulatory review, interruptions to manufacturers and supply chains, adverse impacts on healthcare systems and disruption of the global economy; and general economic and market conditions and risks, as well as other uncertainties described in our filings with the U.S. Securities and Exchange Commission. All information set forth is as of the date hereof unless otherwise indicated. You should consider these factors in evaluating the forward-looking statements included and not place undue reliance on such statements. We do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by law.

Key Investment Highlights

Experienced Leadership

Kim Murphy, CEO, has more than 25 years' experience leading vaccine franchises at GSK, Merck and Novartis and executed multiple successful commercial launches

Differentiated Intranasal COVID Vaccine: NT-CoV2-1

Non-viral platform with adjuvant; rapid production for emerging variants

Large Market Opportunity

Potential multibillion dollar market, unmet need for intranasal delivery & reduction of transmission

Near-Term Milestones

Pivotal trial completion in 4Q22
Phase 1 data in 1H23

Opportunistic Business Model

New strategic initiatives to create value

Intranasal COVID-19 Vaccine Overview

- **Lead Asset: NT-CoV2-1**
  - Licensed from NIH – two-proline substitution of SARS-CoV-2 spike protein
  - Currently in pivotal toxicology study and expected to enter clinical studies in 1Q22
- **NT-CoV2-1 Non-Viral Intranasal Vaccine Differentiation and Advantages**
  - Patient-friendly, needle-free administration
  - May reduce virus transmission at source of infection (mucosal nasopharyngeal surfaces)
  - Protein subunit-based intranasal vaccine approach versus live viral intranasal vaccine
  - Small intranasal competitive landscape, others need to prove new vector safety
  - Platform allows rapid production of cell lines in 6-8 weeks
- **Animal Studies Demonstrated High Immunogenicity & Strong Neutralizing Activity**
  - Intranasal formulation led to high IgG and IgA anti-spike protein titers in blood and lungs of mice
  - Undetectable viral loads in hamster nasal turbinates and lungs
  - Significant reduction in weight loss
  - Prevented cellular binding of viral Spike protein based on ancestral reference strain and certain variants of concern
- **National Research Council of Canada Collaboration**

NT-CoV2-1 Combines Four Technologies

National Institute of Allergy and Infectious Diseases

- Licensed "2P" spike protein design
- Highly de-risked (Pfizer/BioNTech, Moderna)

NIH
De-risked
Spike Antigen
Design

National Research Council Canada

- Sequence -> Ph1 GMP DS in 12 wks
- Multiple VOC spike antigens produced

NRC
Cell Line to
Respond to
New Variants

ORAGENICS

Intranasal
Delivery



- Patient-friendly
- Potential to reduce infection and transmission

Inspirevax
Intranasal
BDX301
Adjuvant

INSPIREVAX

- IgA Ab (mucosal)
- IgG Ab (serum)
- BDX adjuvant family has clinical experience

Hamster Study Results



Day 20 Post-Dose 1
Day 35, 2 Weeks Post-Dose 2
****
***
Anti-NT-CoV2-1 IgG (Geomean Titers)
10^5
10^4
10^3
10^2
10^1
Veh.
BDX301 Alone
BDX301 +5 µg Ag
BDX301 +15 µg Ag

Anti-Spike IgG titers induced by SmT1v3 antigen and BDX301 adjuvant formulations in hamsters. Syrian Golden hamsters (n=10/group) were immunized twice on Days 0 and 21 with PBS (vehicle control, Veh.) with BDX301 (5 µg) with or without SmT1v3 (5 µg or 15 µg) via the intranasal route. Serum collected on Day 20 and Day 35 were analyzed by ELISA to determine the levels of antigen-specific IgG titers. Antibody titers are expressed as a reciprocal value of the serum dilution calculated to generate an OD450 = 0.2. SmT1v3 antigen is based on the original Wuhan sequence incorporating the NIH 2P substitution and the NRC resistin trimerization.

For statistical analysis, antibody titers were log-transformed and then analyzed by a one-way ANOVA with Tukey's multiple comparisons test. ***: $p<0.001$, ****: $p<0.0001$.

Key Takeaways

- Intranasal formulation led to high IgG anti-spike protein titers
- Correlation between increased dose of NT-CoV2-1 and immune response

Stark et al, June 2022, www.nature.com/scientificreports, https://rdcu.be/cPyZF

Hamster Challenge Study Results



Lungs
Nasal Turbinates
Viral Titer (Log10 PFU/g; mean)
****
Veh.
BDX301 Alone
BDX301 +5 µg Ag
BDX301 +15 µg Ag

Efficacy of SmT1v3 and BDX301 formulations against SARS-CoV-2 viral challenge in hamsters. Syrian Golden hamsters were immunized twice on Days 0 and 21 with PBS (vehicle control, Veh.) delivered intramuscularly or BDX301 (5 µg) with or without SmT1v3 (5 or 15 µg) via the intranasal route. On Day 42 all hamsters were challenged with 1 x 10^5 PFU of SARS-CoV-2. On Day 47, hamsters were euthanized, and viral titers were quantified in lung and nasal turbinates by plaque assay. SmT1v3 antigen is based on the original Wuhan sequence incorporating the NIH 2P substitution and the NRC resistin trimerization.

For statistical analysis, a one-way ANOVA with Tukey's multiple comparisons test was performed. ****: $p<0.0001$.

Key Takeaways

- Intranasal formulation led to undetectable viral loads
- Potential to reduce transmission by reducing viral titers (unlike current mRNA vaccines)
- Hamsters receiving NT-CoV2-1 maintained healthy body weight

Stark et al, June 2022, www.nature.com/scientificreports, https://rdcu.be/cPyZF

Intranasal COVID-19 Vaccines
Potential benefits of intranasal COVID vaccines

- **Intranasal vaccines may address limitations of current vaccines**
  - Waning efficacy requiring third (and fourth) doses for new variants of concern (VOC)
  - Transmission remains a concern due to high nasopharyngeal viral loads
    - Recent study in healthcare workers in Israel during Omicron VOC shows limitations of mRNA vaccines[1]
    - 4th dose efficacy against any infection was 30% Pfizer/BioNTech vaccine (95% CI -9% to 55%) and 11% for the Moderna vaccine (95% CI -43% to 44%)
    - Authors conclusion: "next generation vaccines may be needed to provide better protection against infection with highly transmissible future variants"[2]
  - Intranasal vaccines could reduce nasopharyngeal viral loads vs. IM vaccines
- **Intranasal vaccines offer needle-free option**
  - 1 in 4 adults and 2 out of 3 children have strong needle fears[3]
  - 10% of people may delay COVID-19 vaccine due to fear of needles[3]

1. Regev-Yochay et al., NEJM, March 16 2022, https://doi.org/10.1056/NEJMc2202542
2. Regev-Yochay et al., medRxiv, posted Feb 15 2022, https://doi.org/10.1101/2022.02.15.22270948
3. www.cdc.gov/childrensmentalhealth/features/needle-fears-and-phobia.html

COVID-19 Vaccine Competition

Competitive landscape for intranasal COVID vaccines

Organization	Organization Type	Vaccine Type	Stage	Comments
Astra Zeneca	Global pharma	Live chimpanzee adenovirus vector	Phase 1	Known AEs (blood clots) may hinder approval & acceptance in US/EU
Codagenix	US private biotech	Live attenuated SARS-CoV-2 virus	Phase 1	Hard to establish safety of live, attenuated SARS-CoV-2 vaccine
Meissa Vaccines	US private biotech	Live respiratory syncytial virus vector	Phase 1	Need to establish safety of new viral vector
CyanVac	US private biotech	Live parainfluenza-5 virus vector	Phase 1	Need to establish safety of new viral vector
CastleVax	US private biotech	Live Newcastle disease viral vector	Phase 1	Need to establish safety of new viral vector
ACM Biolabs	Singapore & Swiss private biotech	Protein subunit + polymer vesicles	Phase 1	Non-viral vaccine candidate
Oragenics	US public biotech	Protein subunit + BDX-301 adjuvant	Late preclinical	Non-viral vaccine candidate
Xanadu Bio	US public biotech	Protein subunit + polymer vesicles	Late preclinical	Non-viral vaccine candidate
Intravacc	Netherlands private CDMO	Protein subunit + OMV adjuvant	Late preclinical	Non-viral vaccine candidate

From WHO COVID-19 Vaccine Tracker: www.who.int/teams/blueprint/covid-19/covid-19-vaccine-tracker-and-landscape, dated Sept 2, 2022, company websites, clinicaltrials.gov and Waltz, Nature, vol 609, 9/8/2022.

Milestone Timeline

3Q22
- ❑ Interim Toxicology Data
- ❑ Pursuing CTA/IND parallel path

4Q22
- ❑ Expected Final Toxicology Data
- ❑ Expected File CTA/IND

1Q23
- ❑ Expected Start Phase 1 First-in-Human NT-CoV2-1

Ongoing business development
Goal to partner post Phase 1

2Q23
- ❑ Expected Phase 1 Results

2H23
- ❑ Expected Regulatory Feedback

New Management Objectives

Building Stakeholder Value

Through the synergistic execution of new management objectives



Execution
Opportunistic Business Model
Strengthen Balance Sheet

Execution

1. Communicating and Achieving Milestone Timelines
2. Secure Capitalization for Sustained Operations
3. Building Visibility & Credibility

Opportunistic Business Model

1. Capital Markets
2. Business Development
3. Clinical Development Pathways

Strengthen Balance Sheet

1. Secure Capital for Future Development Milestones
2. Pursue Non-dilutive Capital
3. Implement Streamlining Initiatives

Capitalization

Cash: $17.9M
As of June 30, 2022

Common Stock and Equivalents*	
Common Stock Outstanding	117,304,809
Series A and Series B Convertible Preferred (As Converted)	1,351,700
Warrants (WAEP $1.42)	18,040,572
Reserved for issuance under stock incentive plan	17,252,710
Total	**153,949,791**

*The Information is as of August 26, 2022 and reflects the voluntary conversion by a holder of Preferred A and B Stock into common stock. The Series A and B Preferred stock have no price based down-round protection for the conversion price and carry no accrued dividend.

Key Investment Highlights

Experienced Leadership

Kim Murphy, CEO, has more than 25 years' experience leading vaccine franchises at GSK, Merck and Novartis and executed multiple successful commercial launches

Differentiated Intranasal COVID Vaccine: NT-CoV2-1

Non-viral platform with adjuvant; rapid production for emerging variants

Large Market Opportunity

Potential multibillion dollar market, unmet need for intranasal delivery & reduction of transmission

Near-Term Milestones

Pivotal trial completion in 4Q22
Phase 1 data in 1H23

Opportunistic Business Model

New strategic initiatives to create value

Oragenics, Inc.
4902 Eisenhower Blvd., Suite 125
Tampa, FL 33634
www.oragenics.com

ORAGENICS

For More Information

Corporate
Michael Sullivan
Chief Financial Officer
813.286.7900 ext. 246
msullivan@oragenics.com

Investors:
Tirth T. Patel, Vice President
LHA Investor Relations
T: 212.201.6614 | tpatel@lhai.com

NYSE American: **OGEN**